EXHIBIT 10.3

编号
NO. EXP-440300-11095

日期
DATE: 2018-09-29

技术出口合同登记证书

REGISTRATION CERTIFICATE OF TECHNOLOGY EXPORT CONTRACT

合同名称	专利及软件著作权转让合同		
TITLE OF CONTRACT	Patent and software copyright transfer contract		
合同号 CONTRACT NUMBER	18USSZZYE62201801		
合同生效日期 EFFECTIVE DATE	2018-08-23	合同有效期 VALIDITY	2月
供方公司名称	深圳宜诺科技有限责任公司		
NAME OF EXPORTER	Yinuo technologies Ltd		
受方公司名称	一种生命科技有限公司		
NAME OF IMPORTER	OneLife Technologies Corp		
技术提供方名称	深圳宜诺科技有限责任公司		
NAME OF USER	Yinuo technologies Ltd		

本合同经中国政府登记
THIS CONTRACT IS HEREBY REGISTERED BY THE CHINESE GOVERNMENT.

商 务 部 授 权

盖 章

NO. 4403EXP001337

技术出口合同数据表

合同号	18USSZZYE62201801	
合同名称	中文	专利及软件著作权转让合同
	外文	Patent and software copyright transfer contract
供方公司	代码	4403076916146
	中文	深圳宜诺科技有限责任公司
	外文	Yinuo technologies Ltd
	省市	深圳市
技术提供方	中文	深圳宜诺科技有限责任公司
	外文	Yinuo technologies Ltd
受方公司	国别	美国
	中文	一种生命科技有限公司
	外文	OneLife Technologies Corp

合同生效日期	2018-08-23	合同有效期	2月
登记日期		登记号/许可证号	
专利清单	附后		

支付方式	一次总付	原币价格(万)	3	币种	美元
		兑换率(一美元折合原币)	1	美元价格 (万美元)	3

合同总价	3 (万美元)	技术费	3 (万美元)
		设备费	0 (万美元)

申请单位公章　　深圳宜诺科技有限责任公司

外经贸主管部门公章　　深圳市经济贸易和信息化委员会 技术进出口合同登记专用章

结汇记录：

日期	现汇/购汇	币种	技术费	设备费	银行签章

专利记录

专利号或申请号	专利名称
201310748019.X	一种远程生理数据和情绪状态监测腕表
201310747594.8	一种婴儿健康和情绪状态监测设备
201630315526.9	表头（宜康腕表W03）
201830333195.0	智能健康腕表（R03）
2016SR248143	宜诺健康管理平台V1.0
2016SR271904	监护仪嵌入式软件V1.2
2016SR250197	宜康腕表安卓系统APP V1.0

申请单位公章